                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 2, 1998

                              Phosphate Resource
                         Partners Limited Partnership


            Delaware                 1-9164             72-1067072


    (State or other               (Commission        (IRS Employer
    jurisdiction of                File Number)       Identification
    incorporation or                                      Number)
    organization)

                 2100 Sanders Road, Northbrook, Illinois 60062

            Registrant's telephone number, including area code:
                                (847) 272-9200


           FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP

                                 (Former Name)

           Freeport-McMoRan Resource Partners, Limited Partnership


Item 4. Changes in Registrant's Certifying Accountant
       -----------------------------------------------
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          The final sentence of paragraph 2 of Item 4 of the registrant's
Current Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 1997 is hereby amended and restated to read as follows:

          During FRP's two most recent fiscal years and the interim period ended December 22, 1997, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and (ii) there were no "reportable events" (as defined in Rule 304 (a) (l) (v) of Regulation S-K).

          The registrant has presented a copy of this Form 8-K/A to Arthur Andersen LLP prior to the date hereof. The letter of Arthur Andersen LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the registrant in this Form 8-K/A is filed as an exhibit to this Form 8-K/A.


Item 7. Financial Statements and Exhibits
        ----------------------------------

            (c)   Exhibits.  The exhibits to this report are listed in the
                  Exhibit Index on page E-1 hereof.





                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 PHOSPHATE RESOURCE PARTNERS LIMITED PARTNERSHIP
                                   (formerly known as FREEPORT-McMoRan RESOURCE
                                          PARTNERS, LIMITED PARTNERSHIP)


                                   By:   /s/ Lynn F. White
                                      -------------------------------------
                                       Lynn F. White, Duly Authorized Signer
                                       IMC Global Inc., as Administrative
                                       Managing General Partner



Date:  February 4, 1998



                                Exhibit Index


                                                               Sequentially
                                                                 Numbered
Number     Exhibit                                                 Page


99.1 Letter of Arthur Andersen LLP.


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